Exhibit 99(a)

Press Release April 19, 2004

WACHOVIA’S 1st QUARTER 2004 GAAP EARNINGS UP 24% TO 94 CENTS PER SHARE

Record $1.25 billion net income fueled by strong market-related revenue and continued momentum in core businesses

1st QUARTER 2004 COMPARED WITH 1st QUARTER 2003

•	All four major businesses delivered record earnings, with double-digit growth.

•	Record revenue of $5.7 billion rose 22 percent, driven by strong fee and other income, primarily in the Corporate and Investment Bank, and from the impact of the Wachovia Securities retail brokerage transaction.

•	Record General Bank customer acquisition/retention and customer satisfaction scores.

•	Robust average core deposit growth of 21 percent while average loans grew modestly.

•	Exceptional credit quality with net charge-offs down to 0.13 percent of average loans; nonperforming assets declined 39 percent and were 0.63 percent of loans and loans held for sale.

•	Balance sheet fortified with rise in tier 1 capital to 8.59 percent.

Earnings Highlights

	Three Months Ended
	March 31,		December 31,		March 31,
(In millions, except per share data)	Amount	2004 EPS	Amount	2003 EPS	Amount	2003 EPS
Earnings
Net income available to common stockholders (GAAP)	$1,251	0.94	1,100	0.83	1,023	0.76
Net merger-related expenses and other items (a)	48	0.04	75	0.05	44	0.03

Earnings excluding net merger-related expenses and other items (a)	$1,299	0.98	1,175	0.88	1,067	0.79

Financial ratios
Return on average common stockholders’ equity	15.37%		13.58		12.94
Net interest margin	3.55		3.64		3.90
Fee and other income as % of total revenue	48.53%		46.95		44.27

Capital adequacy (b)
Tier 1 capital ratio	8.59%		8.52		8.27
Total capital ratio	11.75		11.82		11.99
Leverage ratio	6.33%		6.36		6.71

Asset quality
Allowance as % of nonaccrual and restructured loans	257%		242		169
Allowance as % of loans, net	1.49		1.51		1.67
Net charge-offs as % of average loans, net	0.13		0.39		0.49
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.63%		0.69		1.08

(a)	Net merger-related expenses and other items include merger-related and restructuring expenses and dividends on preferred stock in the first quarter of 2003.
(b)	The first quarter of 2004 is based on estimates.

— more —

WACHOVIA’S 1st QUARTER 2004 EARNINGS UP 24%/page 2

CHARLOTTE, N.C. —Wachovia Corp. (NYSE:WB) today reported record first quarter 2004 net income available to common stockholders of $1.25 billion, or 94 cents per share, compared with $1.02 billion, or 76 cents per share, in the first quarter of 2003. Excluding after-tax net merger-related expenses and other items of 4 cents per share in the first quarter of 2004 and 3 cents per share in the first quarter of 2003, first quarter 2004 earnings were $1.30 billion, or 98 cents per share, compared with $1.07 billion, or 79 cents per share, in the first quarter of 2003.

“This was a superb quarter, with record results in each of our four major businesses. These results demonstrate the power of our balanced business model, which we believe provides us with exceptional stability in core earnings and great upside potential in improving markets. Our General Bank continued to be an outstanding performer, both our Corporate and Investment Bank and Wealth Management generated excellent market-related revenue, and momentum grew in our larger brokerage firm in Capital Management,” said Ken Thompson, Wachovia chairman and chief executive officer. “On top of these results, credit quality continued to be exceptional, and operational performance and sales were very strong. As our employees continue to raise the bar on customer service, more new customers are coming to Wachovia, we’re keeping more existing customers, and they’re giving us more of their business.”

Wachovia Corporation

	Three Months Ended
(In millions)	March 31, 2004	December 31, 2003	March 31, 2003
Total revenue (Tax-equivalent)	$5,680	5,546	4,667
Provision for loan losses	44	86	224
Noninterest expense	3,656	3,766	2,905
Net income available to common stockholders	1,251	1,100	1,023
Average loans, net	159,181	159,600	157,964
Average core deposits	$208,673	194,109	172,988

Provision expense declined to $44 million, reflecting continued improvement in asset quality, particularly in the Corporate and Investment Bank. First quarter 2004 net charge-offs declined 73 percent from the first quarter of 2003 to $52 million, or an annualized 0.13 percent of average net loans, reflecting both a lower absolute level of charge-offs and higher than expected recoveries. Total nonperforming assets including loans held for sale declined 39 percent from the first quarter of 2003 to $1.1 billion in the first quarter of 2004.

Noninterest expense increased 26 percent from the first quarter of 2003, largely due to the addition of the Prudential Financial retail brokerage business to Wachovia Securities Financial Holdings, LLC.

Average loans in the first quarter of 2004 were $159.2 billion, a $1.2 billion increase from the first quarter of 2003, primarily reflecting higher consumer loan balances, dampened by continued lower corporate loan demand.

Average core deposits increased 21 percent from the first quarter of 2003 to $208.7 billion, while average low-cost core deposits increased 30 percent from the first quarter a year ago to $167.8 billion. This increase includes an average $17.0 billion of deposits associated with the FDIC-insured money market sweep product. Low-cost core deposits are those in demand deposit, interest checking, savings and money market accounts, and exclude CAP accounts and certificates of deposit.

— more —

WACHOVIA’S 1st QUARTER 2004 EARNINGS UP 24%/page 3

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses and other intangible amortization. Segment earnings are the basis upon which Wachovia manages and allocates capital to its business segments. Pages 10 and 11 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank

General Bank Highlights

	Three Months Ended
(In millions)	March 31, 2004	December 31, 2003	March 31, 2003
Total revenue (Tax-equivalent)	$2,459	2,424	2,341
Provision for loan losses	67	144	105
Noninterest expense	1,313	1,384	1,279
Segment earnings	686	569	608
Average loans, net	118,032	116,195	110,983
Average core deposits	160,669	157,974	145,631
Economic capital, average	$5,384	5,573	5,641

The General Bank includes retail and small business, and commercial customers. The General Bank produced record quarterly segment earnings of $686 million. Revenue increased 5 percent from the first quarter a year ago, driven by outstanding core deposit growth and commercial, small business and consumer real estate-secured loan growth. Fee income increased 2 percent from the first quarter a year ago on strong service charge growth, offset by a 63 percent decline in mortgage-related income amid a weaker environment for mortgage banking revenues. Non-mortgage-related fees rose 15 percent from the first quarter a year ago.

Average core deposits increased 10 percent from the prior year quarter, including 21 percent year over year growth in average low-cost core deposits. Average loans increased 6 percent year over year, despite a decline in commercial real estate. Provision expense declined 36 percent from the first quarter of 2003, primarily reflecting risk reduction strategies implemented in 2003, as well as solid improvements in both commercial and consumer loan losses.

Noninterest expense increased 3 percent from the first quarter of 2003, reflecting increased investment spending and higher marketing costs. Retail sales momentum continued to be strong, with an increase of 181,000 in net new retail checking accounts in the first quarter of 2004, compared with an increase of 85,000 in the same quarter a year ago—a 113 percent improvement.

— more —

WACHOVIA’S 1st QUARTER 2004 EARNINGS UP 24%/page 4

Capital Management

Capital Management Highlights

	Three Months Ended
(In millions)	March 31, 2004	December 31, 2003	March 31, 2003
Total revenue (Tax-equivalent)	$1,455	1,405	765
Provision for loan losses	—	—	—
Noninterest expense	1,226	1,197	644
Segment earnings	146	133	77
Average loans, net	139	156	129
Average core deposits	18,339	7,009	1,273
Economic capital, average	$1,403	1,374	678

Capital Management includes asset management and retail brokerage services. Capital Management’s segment earnings also were a record, and revenue increased 90 percent, matched by noninterest expense growth of 90 percent from the first quarter of 2003, both primarily related to the retail brokerage transaction, which closed on July 1, 2003. Sales momentum continued to be strong, with higher brokerage activity and growth in equity assets in the first quarter of 2004. Brokerage client assets rose to $615 billion, up 2 percent from year-end 2003, driven by improving equity markets. In addition, deposit balances related to the FDIC-insured money market sweep product grew to $20 billion, compared with $12 billion at year-end 2003, contributing to growth in net interest income. The shift to the FDIC product resulted in a 5 percent decline in mutual fund assets from year-end 2003 to $104 billion. Despite the decline in money market mutual fund assets, assets under management at March 31, 2004, rose 2 percent from December 31, 2003, to $251 billion. Total assets under management and securities lending grew 16 percent from year-end 2003 to $287 billion, largely attributable to $38 billion from the January 1, 2004, acquisition of a securities lending firm. Investment performance continued to be solid, with 69 percent of the Wachovia-advised Evergreen Funds rated 4 or 5 stars by Morningstar, up from 49 percent at March 31, 2003, and 67 percent of Evergreen taxable fluctuating funds ranked in the top two three-year Lipper quartiles, up from 63 percent in the year ago quarter.

Wealth Management

Wealth Management Highlights

	Three Months Ended
(In millions)	March 31, 2004	December 31, 2003	March 31, 2003
Total revenue (Tax-equivalent)	$259	253	237
Provision for loan losses	—	1	4
Noninterest expense	184	188	174
Segment earnings	48	42	38
Average loans, net	10,395	10,072	9,447
Average core deposits	11,503	11,359	10,628
Economic capital, average	$382	392	358

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. Wealth Management revenue rose 9 percent from the first quarter of 2003 and segment earnings were a quarterly record $48 million. Net interest income grew 12 percent on increased loans and core deposits. Fee and other income increased 8 percent due to solid growth in

— more —

WACHOVIA’S 1st QUARTER 2004 EARNINGS UP 24%/page 5

trust and insurance fees. Noninterest expense increased 6 percent year over year largely due to higher incentives related to improved revenues and earnings. Provision expense declined due to improved credit quality and recoveries. Average loans grew 10 percent from the first quarter a year ago, reflecting increased consumer lending activity. Average core deposits rose 8 percent, led by higher money market and checking account balances.

Corporate and Investment Bank

Corporate and Investment Bank Highlights

	Three Months Ended
	March 31,	December 31,	March 31
(In millions)	2004	2003	2003
Total revenue (Tax-equivalent)	$1,309	1,179	1,106
Provision for loan losses	(26)	35	110
Noninterest expense	618	649	552
Segment earnings	454	311	280
Average loans, net	29,760	30,869	35,899
Average core deposits	16,840	16,552	14,112
Economic capital, average	$4,794	5,169	6,320

The Corporate and Investment Bank includes corporate lending, investment banking, global treasury and trade finance, and principal investing. Corporate and Investment Bank revenue grew 18 percent from the first quarter of 2003 and segment earnings were a quarterly record $454 million. The revenue increase was fueled by strength in fixed income driven by strong commercial mortgage-backed results and other trading activity. Strong originations in equity capital markets and loan syndications, coupled with gains in principal investing, compared with principal investing losses in the prior periods, also drove the record results. Net interest income rose only modestly as corporate loan balances continued to decline due to low demand and a strong loan syndication market. Provision expense and capital usage continued to decline due to improving credit quality and lower loan outstandings. Noninterest expense rose 12 percent due to increased incentives related to improved revenues and earnings, coupled with increased investment in growth initiatives. Average core deposits grew 19 percent primarily from higher commercial mortgage servicing and trade finance.

***

Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers throughout the East Coast and the nation, with assets of $411.0 billion, market capitalization of $61.7 billion and stockholders’ equity of $33.3 billion at March 31, 2004. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve 12 million client relationships (including households and businesses), primarily in 11 East Coast states and Washington, D.C. Its full-service retail brokerage firm, Wachovia Securities, LLC, serves clients in 49 states. Global services are provided through 32 international offices. Online banking and brokerage products and services also are available through Wachovia.com.

— more —

WACHOVIA’S 1st QUARTER 2004 EARNINGS UP 24%/page 6

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated April 19, 2004.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 2 and on page 8 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses and Cumulative Effect of a Change in Accounting Principle” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Cumulative Effect of a Change in Accounting Principle”, and which are reconciled to GAAP financial measures on pages 17 and 18. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes that the exclusion of merger-related and restructuring expenses, and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes that the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization and the cumulative effect of a change in accounting principle (cash earnings), and has communicated certain cash dividend payout ratio goals to investors. Management believes the cash dividend payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s first quarter 2004 results in a conference call and audio webcast beginning at 10 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to first quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia First Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 1-888-357-9787 for U.S. callers or 1-706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Monday, April 19 at 12:00 Noon Eastern Time through 11 p.m. Eastern Time on Friday, May 14. Replay telephone number is 1-706-645-9291; access code 6401196.

***

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381 or Jeff Richardson at 704-383-8250. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

— more —

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2004	2003
(Dollars in millions, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$2,861	2,877	2,653	2,540	2,537
Tax-equivalent adjustment	62	65	64	63	64

Net interest income (Tax-equivalent)	2,923	2,942	2,717	2,603	2,601
Fee and other income (a)	2,757	2,604	2,616	2,158	2,066

Total revenue (Tax-equivalent) (a)	5,680	5,546	5,333	4,761	4,667
Provision for loan losses	44	86	81	195	224
Other noninterest expense (a)	3,445	3,511	3,295	2,774	2,701
Merger-related and restructuring expenses	99	135	148	96	64
Other intangible amortization	112	120	127	131	140

Total noninterest expense (a)	3,656	3,766	3,570	3,001	2,905
Minority interest in income of consolidated subsidiaries	57	63	55	16	9

Income before income taxes and cumulative effect of a change in accounting principle (Tax-equivalent)	1,923	1,631	1,627	1,549	1,529
Tax-equivalent adjustment	62	65	64	63	64
Income taxes	610	466	475	454	438

Income before cumulative effect of a change in accounting principle	1,251	1,100	1,088	1,032	1,027
Cumulative effect of a change in accounting principle, net of income taxes	—	—	17	—	—

Net income	1,251	1,100	1,105	1,032	1,027
Dividends on preferred stock	—	—	—	1	4

Net income available to common stockholders	$1,251	1,100	1,105	1,031	1,023

Diluted earnings per common share	$0.94	0.83	0.83	0.77	0.76
Return on average common stockholders’ equity	15.37%	13.58	13.71	12.78	12.94
Return on average assets	1.26	1.12	1.16	1.21	1.23
Overhead efficiency ratio (a)	64.36%	67.90	66.95	63.03	62.25
Operating leverage	$244	18	2	(1)	293

ASSET QUALITY
Allowance as % of loans, net	1.49%	1.51	1.59	1.66	1.67
Allowance as % of nonperforming assets	232	219	175	166	158
Net charge-offs as % of average loans, net	0.13	0.39	0.33	0.43	0.49
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.63%	0.69	0.95	1.04	1.08

CAPITAL ADEQUACY(b)
Tier I capital ratio	8.59%	8.52	8.67	8.33	8.27
Total capital ratio	11.75	11.82	12.21	11.92	11.99
Leverage ratio	6.33%	6.36	6.56	6.78	6.71

OTHER DATA
Average diluted common shares (In millions)	1,326	1,332	1,338	1,346	1,346
Actual common shares (In millions)	1,312	1,312	1,328	1,332	1,345
Dividends paid per common share	$0.40	0.35	0.35	0.29	0.26
Dividends paid per preferred share	$—	—	—	0.01	0.04
Dividend payout ratio on common shares	42.55%	42.17	42.17	37.66	34.21
Book value per common share	$25.42	24.71	24.71	24.37	23.99
Common stock price	47.00	46.59	41.19	39.96	34.07
Market capitalization	$61,650	61,139	54,701	53,228	45,828
Common stock price to book	185%	189	167	164	142
FTE employees (a)	85,460	86,114	86,635	78,965	79,435
Total financial centers/brokerage offices	3,305	3,360	3,399	3,176	3,251
ATMs	4,404	4,408	4,420	4,479	4,539

(a)	Amounts presented in 2003 have been reclassified to conform to the presentation in 2004.
(b)	The first quarter of 2004 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2004	2003
(In millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE(a)(b)
Return on average common stockholders’ equity	15.95%	14.41	14.46	13.49	13.45
Return on average assets	1.31	1.20	1.23	1.28	1.28
Overhead efficiency ratio (c)	62.61	65.45	64.18	61.02	60.87
Overhead efficiency ratio excluding brokerage (c)	56.52%	60.00	58.23	57.93	57.49
Operating leverage	$208	6	54	30	213

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE(a)(b)(d)
Dividend payout ratio on common shares	38.83%	37.23	37.63	33.33	30.23
Return on average tangible common stockholders’ equity	26.97	24.83	24.97	23.32	23.71
Return on average tangible assets	1.42	1.32	1.36	1.43	1.44
Overhead efficiency ratio (c)	60.64	63.28	61.79	58.27	57.87
Overhead efficiency ratio excluding brokerage (c)	54.06%	57.30	55.24	54.81	54.13
Operating leverage	$200	(1)	50	21	205

OTHER FINANCIAL DATA
Net interest margin	3.55%	3.64	3.57	3.81	3.90
Fee and other income as % of total revenue (c)	48.53	46.95	49.05	45.34	44.27
Effective income tax rate	32.73	29.76	30.41	30.54	29.94
Tax rate (Tax-equivalent) (e)	34.93%	32.57	33.10	33.37	32.86

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$90,368	90,628	90,912	92,464	93,039
Consumer loans, net	68,813	68,972	67,082	65,271	64,925
Loans, net	159,181	159,600	157,994	157,735	157,964
Earning assets	330,320	322,274	303,503	273,875	268,595
Total assets	398,534	388,830	376,706	341,718	337,281
Core deposits	208,673	194,109	185,715	179,417	172,988
Total deposits	224,022	212,277	200,395	193,800	188,948
Interest-bearing liabilities	289,741	284,005	266,351	239,011	236,304
Stockholders’ equity	$32,737	32,141	31,985	32,362	32,052

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$97,742	97,030	96,705	97,303	98,800
Consumer loans, net	69,561	68,541	69,220	65,530	65,422
Loans, net	167,303	165,571	165,925	162,833	164,222
Goodwill and other intangible assets
Goodwill	11,233	11,149	11,094	10,907	10,869
Deposit base	659	757	863	977	1,097
Customer relationships	401	396	400	254	258
Tradename	90	90	90	90	90
Total assets	410,991	401,032	388,767	364,285	348,064
Core deposits	217,954	204,660	187,516	187,393	181,234
Total deposits	232,338	221,225	203,495	201,292	195,837
Stockholders’ equity	$33,337	32,428	32,813	32,464	32,267

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 7, $48 million, $75 million, $83 million, $60 million and $40 million in the first quarter of 2004, and in the fourth, third, second and first quarters of 2003, respectively, of after-tax net merger-related and restructuring expenses, and $17 million after tax in the third quarter of 2003 related to the change in accounting principle.
(b)	See page 7 for the most directly comparable GAAP financial measure and pages 17 and 18 for a more detailed reconciliation.
(c)	Amounts presented in 2003 have been reclassified to conform to the presentation in 2004.
(d)	These financial measures are calculated by excluding from GAAP computed net income presented on page 7, $69 million, $74 million, $79 million, $81 million and $88 million in the first quarter of 2004, and in the fourth, third, second and first quarters of 2003, respectively, of deposit base and other intangible amortization.
(e)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2004	2003
(In millions, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
INTEREST INCOME
Interest and fees on loans	$2,335	2,357	2,352	2,391	2,407
Interest and dividends on securities	1,141	1,104	885	900	939
Trading account interest	197	189	174	182	179
Other interest income	326	301	301	223	196

Total interest income	3,999	3,951	3,712	3,696	3,721

INTEREST EXPENSE
Interest on deposits	648	568	534	619	639
Interest on short-term borrowings	299	311	317	303	288
Interest on long-term debt	191	195	208	234	257

Total interest expense	1,138	1,074	1,059	1,156	1,184

Net interest income	2,861	2,877	2,653	2,540	2,537
Provision for loan losses	44	86	81	195	224

Net interest income after provision for loan losses	2,817	2,791	2,572	2,345	2,313

FEE AND OTHER INCOME(a)
Service charges	471	436	439	426	430
Other banking fees	259	241	257	248	233
Commissions	792	778	765	468	418
Fiduciary and asset management fees	679	672	662	474	469
Advisory, underwriting and other investment banking fees	192	213	191	220	145
Trading account profits (losses)	74	5	(46)	49	77
Principal investing	38	(13)	(25)	(57)	(44)
Securities gains (losses)	2	(24)	22	10	37
Other income	250	296	351	320	301

Total fee and other income	2,757	2,604	2,616	2,158	2,066

NONINTEREST EXPENSE(a)
Salaries and employee benefits	2,182	2,152	2,109	1,748	1,699
Occupancy	229	244	220	190	197
Equipment	259	285	264	238	234
Advertising	48	56	38	34	32
Communications and supplies	151	156	159	140	143
Professional and consulting fees	109	146	109	105	100
Other intangible amortization	112	120	127	131	140
Merger-related and restructuring expenses	99	135	148	96	64
Sundry expense	467	472	396	319	296

Total noninterest expense	3,656	3,766	3,570	3,001	2,905

Minority interest in income of consolidated subsidiaries	57	63	55	16	9

Income before income taxes and cumulative effect of a change in accounting principle	1,861	1,566	1,563	1,486	1,465
Income taxes	610	466	475	454	438

Income before cumulative effect of a change in accounting principle	1,251	1,100	1,088	1,032	1,027
Cumulative effect of a change in accounting principle, net of income taxes	—	—	17	—	—

Net income	1,251	1,100	1,105	1,032	1,027
Dividends on preferred stock	—	—	—	1	4

Net income available to common stockholders	$1,251	1,100	1,105	1,031	1,023

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$0.96	0.84	0.83	0.77	0.77
Net income	0.96	0.84	0.84	0.77	0.77
Diluted
Income before change in accounting principle	0.94	0.83	0.82	0.77	0.76
Net income	0.94	0.83	0.83	0.77	0.76
Cash dividends	$0.40	0.35	0.35	0.29	0.26
AVERAGE COMMON SHARES
Basic	1,302	1,311	1,321	1,333	1,335
Diluted	1,326	1,332	1,338	1,346	1,346

(a)	Certain amounts presented in 2003 have been reclassified to conform to the presentation in 2004.

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended March 31, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,854	118	115	593	243	(62)	2,861
Fee and other income	566	1,350	143	743	(45)	—	2,757
Intersegment revenue	39	(13)	1	(27)	—	—	—

Total revenue (a)	2,459	1,455	259	1,309	198	(62)	5,618
Provision for loan losses	67	—	—	(26)	3	—	44
Noninterest expense	1,313	1,226	184	618	216	99	3,656
Minority interest	—	—	—	—	79	(22)	57
Income taxes (benefits)	383	83	27	231	(85)	(29)	610
Tax-equivalent adjustment	10	—	—	32	20	(62)	—

Net income	$686	146	48	454	(35)	(48)	1,251

	Three Months Ended December 31, 2003
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,877	95	115	592	263	(65)	2,877
Fee and other income	498	1,327	137	622	20	—	2,604
Intersegment revenue	49	(17)	1	(35)	2	—	—

Total revenue (a)	2,424	1,405	253	1,179	285	(65)	5,481
Provision for loan losses	144	—	1	35	(94)	—	86
Noninterest expense	1,384	1,197	188	649	213	135	3,766
Minority interest	—	—	—	—	78	(15)	63
Income taxes (benefits)	317	74	22	152	(54)	(45)	466
Tax-equivalent adjustment	10	1	—	32	22	(65)	—

Net income	$569	133	42	311	120	(75)	1,100

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended March 31, 2003
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,745	38	103	585	130	(64)	2,537
Fee and other income	554	746	133	546	87	—	2,066
Intersegment revenue	42	(19)	1	(25)	1	—	—

Total revenue (a)	2,341	765	237	1,106	218	(64)	4,603
Provision for loan losses	105	—	4	110	5	—	224
Noninterest expense	1,279	644	174	552	192	64	2,905
Minority interest	—	—	—	—	9	—	9
Income taxes (benefits)	339	44	21	133	(75)	(24)	438
Tax-equivalent adjustment	10	—	—	31	23	(64)	—

Net income	608	77	38	280	64	(40)	1,027
Dividends on preferred stock	—	—	—	—	4	—	4

Net income available to common stockholders	$608	77	38	280	60	(40)	1,023

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2004	2003
(In millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$55,999	55,453	55,181	56,070	57,684
Real estate—construction and other	6,120	5,969	5,741	5,442	4,712
Real estate—mortgage	15,099	15,186	15,746	16,325	17,342
Lease financing	23,688	23,978	23,598	23,204	23,060
Foreign	7,054	6,880	6,815	6,622	6,433

Total commercial	107,960	107,466	107,081	107,663	109,231

CONSUMER
Real estate secured	51,207	50,726	51,516	47,853	47,623
Student loans	8,876	8,435	8,160	7,657	7,466
Installment loans	9,054	8,965	9,110	9,644	9,982

Total consumer	69,137	68,126	68,786	65,154	65,071

Total loans	177,097	175,592	175,867	172,817	174,302
Unearned income	9,794	10,021	9,942	9,984	10,080

Loans, net (On-balance sheet)	$167,303	165,571	165,925	162,833	164,222

MANAGED PORTFOLIO(a)
COMMERCIAL
On-balance sheet loan portfolio	$107,960	107,466	107,081	107,663	109,231
Securitized loans—off-balance sheet	1,927	2,001	2,071	2,126	2,190
Loans held for sale included in other assets	2,242	2,574	1,347	1,282	1,617

Total commercial	112,129	112,041	110,499	111,071	113,038

CONSUMER
Real estate secured
On-balance sheet loan portfolio	51,207	50,726	51,516	47,853	47,623
Securitized loans—off-balance sheet	8,218	8,897	10,192	9,944	11,210
Securitized loans included in securities	10,261	10,905	11,809	13,015	14,813
Loans held for sale included in other assets	11,607	9,618	8,368	8,223	5,201

Total real estate secured	81,293	80,146	81,885	79,035	78,847

Student loans
On-balance sheet loan portfolio	8,876	8,435	8,160	7,657	7,466
Securitized loans—off-balance sheet	1,532	1,658	1,786	1,947	2,109
Loans held for sale included in other assets	433	433	458	583	643

Total student loans	10,841	10,526	10,404	10,187	10,218

Installment loans
On-balance sheet loan portfolio	9,054	8,965	9,110	9,644	9,982

Total installment loans	9,054	8,965	9,110	9,644	9,982

Total consumer	101,188	99,637	101,399	98,866	99,047

Total managed portfolio	$213,317	211,678	211,898	209,937	212,085

SERVICING PORTFOLIO(b)
Commercial	$99,601	85,693	80,207	73,128	65,076
Consumer	$16,240	13,279	8,465	6,581	2,236

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale that are classified in other assets on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2004	2003
(In millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
ALLOWANCE FOR LOAN LOSSES
Balance, beginning of period	$2,504	2,631	2,704	2,747	2,798
Provision for loan losses	52	62	81	169	199
Provision for loan losses relating to loans transferred to other assets or sold	(8)	24	—	26	25
Allowance relating to loans acquired, transferred to other assets or sold	(9)	(57)	(22)	(69)	(80)
Net charge-offs	(52)	(156)	(132)	(169)	(195)

Balance, end of period	$2,487	2,504	2,631	2,704	2,747

as % of loans, net	1.49%	1.51	1.59	1.66	1.67

as % of nonaccrual and restructured loans (a)	257%	242	189	180	169

as % of nonperforming assets (a)	232%	219	175	166	158

LOAN LOSSES
Commercial, financial and agricultural	$48	105	88	128	150
Commercial real estate—construction and mortgage	1	4	5	7	2
Consumer	86	106	106	91	93

Total loan losses	135	215	199	226	245

LOAN RECOVERIES
Commercial, financial and agricultural	57	37	45	37	29
Commercial real estate—construction and mortgage	2	2	1	1	—
Consumer	24	20	21	19	21

Total loan recoveries	83	59	67	57	50

Net charge-offs	$52	156	132	169	195

Commercial loans net charge-offs as % of average commercial loans, net (b)	(0.05)%	0.31	0.21	0.42	0.53
Consumer loans net charge-offs as % of average consumer loans, net (b)	0.36	0.50	0.51	0.44	0.44
Total net charge-offs as % of average loans, net (b)	0.13%	0.39	0.33	0.43	0.49

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$700	765	1,072	1,153	1,260
Commercial real estate—construction and mortgage	47	54	76	96	111
Consumer real estate secured	199	192	215	221	219
Installment loans	22	24	28	31	32

Total nonaccrual loans	968	1,035	1,391	1,501	1,622
Foreclosed properties (c)	103	111	116	130	118

Total nonperforming assets	$1,071	1,146	1,507	1,631	1,740

Nonperforming loans included in loans held for sale (d)	$67	82	160	167	114
Nonperforming assets included in loans and in loans held for sale	$1,138	1,228	1,667	1,798	1,854

as % of loans, net, and foreclosed properties (a)	0.64%	0.69	0.91	1.00	1.06

as % of loans, net, foreclosed properties and loans in other assets as held for sale (d)	0.63%	0.69	0.95	1.04	1.08

Accruing loans past due 90 days	$328	341	291	293	289

(a)	These ratios do not include nonperforming loans included in loans held for sale.
(b)	Annualized.
(c)	Restructured loans are not significant.
(d)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale, which are included in other assets, are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2004	2003
(In millions, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
ASSETS
Cash and due from banks	$10,564	11,479	11,178	13,088	13,161
Interest-bearing bank balances	5,881	2,308	3,664	7,539	4,855
Federal funds sold and securities purchased under resale agreements	23,845	24,725	22,491	13,854	11,092

Total cash and cash equivalents	40,290	38,512	37,333	34,481	29,108

Trading account assets	36,893	34,714	36,392	40,436	34,678
Securities	104,203	100,445	87,176	73,764	73,339
Loans, net of unearned income	167,303	165,571	165,925	162,833	164,222
Allowance for loan losses	(2,487)	(2,504)	(2,631)	(2,704)	(2,747)

Loans, net	164,816	163,067	163,294	160,129	161,475

Premises and equipment	4,620	4,619	4,746	4,635	5,118
Due from customers on acceptances	605	854	732	1,074	1,485
Goodwill	11,233	11,149	11,094	10,907	10,869
Other intangible assets	1,150	1,243	1,353	1,321	1,445
Other assets	47,181	46,429	46,647	37,538	30,547

Total assets	$410,991	401,032	388,767	364,285	348,064

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	49,018	48,683	45,493	48,081	46,348
Interest-bearing deposits	183,320	172,542	158,002	153,211	149,489

Total deposits	232,338	221,225	203,495	201,292	195,837
Short-term borrowings	65,452	71,290	65,474	49,123	44,812
Bank acceptances outstanding	613	876	743	1,078	1,492
Trading account liabilities	21,956	19,184	23,959	25,141	20,896
Other liabilities	15,415	16,789	22,643	17,287	13,039
Long-term debt	39,352	36,730	37,541	37,051	39,204

Total liabilities	375,126	366,094	353,855	330,972	315,280

Minority interest in net assets of consolidated subsidiaries	2,528	2,510	2,099	849	517

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at March 31, 2004	—	—	—	—	—
Common stock, $3.33 1/3 par value; authorized 3 billion shares, outstanding 1.312 billion shares at March 31, 2004	4,372	4,374	4,427	4,440	4,484
Paid-in capital	17,869	17,811	17,882	17,784	17,903
Retained earnings	9,382	8,904	8,829	8,106	7,778
Accumulated other comprehensive income, net	1,714	1,339	1,675	2,134	2,102

Total stockholders’ equity	33,337	32,428	32,813	32,464	32,267

Total liabilities and stockholders’ equity	$410,991	401,032	388,767	364,285	348,064

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	FIRST QUARTER 2004			FOURTH QUARTER 2003
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$3,237	10	1.18%	$2,569	7	1.17%
Federal funds sold and securities purchased under resale agreements	24,806	61	0.99	23,591	60	1.00
Trading account assets	20,956	220	4.21	20,038	213	4.24
Securities	98,222	1,221	4.97	94,584	1,184	5.00
Loans
Commercial
Commercial, financial and agricultural	55,476	576	4.18	55,439	593	4.25
Real estate—construction and other	6,022	53	3.52	5,789	52	3.53
Real estate—mortgage	15,241	160	4.23	15,555	166	4.23
Lease financing	6,945	183	10.52	7,084	185	10.45
Foreign	6,684	41	2.49	6,761	45	2.66

Total commercial	90,368	1,013	4.50	90,628	1,041	4.56

Consumer
Real estate secured	50,879	705	5.55	51,380	718	5.58
Student loans	8,908	78	3.53	8,502	78	3.62
Installment loans	9,026	130	5.80	9,090	137	5.99

Total consumer	68,813	913	5.32	68,972	933	5.39

Total loans	159,181	1,926	4.86	159,600	1,974	4.92

Other earning assets	23,918	215	3.61	21,892	192	3.51

Total earning assets excluding derivatives	330,320	3,653	4.43	322,274	3,630	4.49
Risk management derivatives (a)	—	408	0.50	—	386	0.47

Total earning assets including derivatives	330,320	4,061	4.93	322,274	4,016	4.96

Cash and due from banks	10,957			10,728
Other assets	57,257			55,828

Total assets	$398,534			$388,830

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	65,366	70	0.43	56,755	58	0.40
Money market accounts	69,208	154	0.90	63,202	141	0.89
Other consumer time	27,496	189	2.76	28,456	200	2.80
Foreign	7,673	22	1.17	10,648	31	1.13
Other time	7,676	34	1.75	7,520	33	1.77

Total interest-bearing deposits	177,419	469	1.06	166,581	463	1.10
Federal funds purchased and securities sold under repurchase agreements	48,353	124	1.03	55,378	133	0.95
Commercial paper	11,852	30	1.01	11,670	31	1.06
Securities sold short	8,412	47	2.25	7,970	50	2.48
Other short-term borrowings	6,436	10	0.59	6,551	9	0.53
Long-term debt	37,269	364	3.91	35,855	357	3.97

Total interest-bearing liabilities excluding derivatives	289,741	1,044	1.45	284,005	1,043	1.46
Risk management derivatives (a)	—	94	0.13	—	31	0.04

Total interest-bearing liabilities including derivatives	289,741	1,138	1.58	284,005	1,074	1.50

Noninterest-bearing deposits	46,603			45,696
Other liabilities	29,453			26,988
Stockholders’ equity	32,737			32,141

Total liabilities and stockholders’ equity	$398,534			$388,830

Interest income and rate earned—including derivatives		$4,061	4.93%		$4,016	4.96%
Interest expense and equivalent rate paid—including derivatives		1,138	1.38		1,074	1.32

Net interest income and margin—including derivatives		$2,923	3.55%		$2,942	3.64%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

THIRD QUARTER 2003			SECOND QUARTER 2003			FIRST QUARTER 2003
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$4,342	14	1.27%	$4,751	16	1.34%	$3,688	13	1.43%
22,080	48	0.88	12,282	35	1.10	8,949	29	1.33
18,941	197	4.15	18,254	203	4.46	16,298	201	4.96
78,436	962	4.90	68,994	977	5.67	72,116	1,020	5.66

55,596	588	4.19	56,928	599	4.22	57,681	610	4.29
5,574	48	3.47	5,516	49	3.54	4,679	41	3.56
16,075	174	4.31	16,508	186	4.52	17,441	194	4.51
6,911	183	10.61	6,885	187	10.87	6,777	184	10.86
6,756	47	2.73	6,627	47	2.89	6,461	50	3.11

90,912	1,040	4.55	92,464	1,068	4.63	93,039	1,079	4.69

49,438	707	5.70	47,558	691	5.82	47,147	708	6.03
7,962	74	3.70	7,710	78	4.04	7,492	75	4.08
9,682	152	6.18	10,003	166	6.63	10,286	175	6.92

67,082	933	5.54	65,271	935	5.73	64,925	958	5.95

157,994	1,973	4.97	157,735	2,003	5.09	157,964	2,037	5.21

21,710	198	3.62	11,859	134	4.52	9,580	114	4.81

303,503	3,392	4.45	273,875	3,368	4.92	268,595	3,414	5.12
—	384	0.50	—	391	0.58	—	371	0.56

303,503	3,776	4.95	273,875	3,759	5.50	268,595	3,785	5.68

11,092			10,845			10,887
62,111			56,998			57,799

$376,706			$341,718			$337,281

52,570	52	0.39	52,196	71	0.55	50,887	79	0.63
58,576	126	0.85	53,302	156	1.18	47,987	142	1.20
29,814	217	2.89	31,330	243	3.09	32,671	263	3.27
7,581	22	1.17	6,841	24	1.44	7,304	27	1.47
7,099	33	1.80	7,542	35	1.88	8,656	42	1.97

155,640	450	1.15	151,211	529	1.40	147,505	553	1.52
46,359	114	0.98	37,957	139	1.47	37,392	139	1.51
11,978	32	1.05	2,381	5	0.80	2,604	4	0.70
8,850	57	2.58	8,121	58	2.84	6,734	44	2.67
7,136	15	0.87	3,590	8	0.88	3,325	8	0.89
36,388	365	4.02	35,751	366	4.10	38,744	388	4.01

266,351	1,033	1.54	239,011	1,105	1.85	236,304	1,136	1.94
—	26	0.04	—	51	0.09	—	48	0.09

266,351	1,059	1.58	239,011	1,156	1.94	236,304	1,184	2.03

44,755			42,589			41,443
33,615			27,756			27,482
31,985			32,362			32,052

$376,706			$341,718			$337,281

	$3,776	4.95%		$3,759	5.50%		$3,785	5.68%
	1,059	1.38		1,156	1.69		1,184	1.78

	$2,717	3.57%		$2,603	3.81%		$2,601	3.90%

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

	*	2004	2003
(Dollars in millions, except per share data)		First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE
Net income (GAAP)	A	$1,251	1,100	1,105	1,032	1,027
After tax change in accounting principle (GAAP)		—	—	(17)	—	—

Income before change in accounting principle (GAAP)		1,251	1,100	1,088	1,032	1,027
After tax merger-related and restructuring expenses (GAAP)		48	75	83	60	40

Income before change in accounting principle, excluding merger-related and restructuring expenses	B	1,299	1,175	1,171	1,092	1,067
After tax other intangible amortization (GAAP)		69	74	79	81	88

Income before change in accounting principle, excluding after tax merger-related and restructuring expenses, and other intangible amortization (Cash basis)	C	$1,368	1,249	1,250	1,173	1,155

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS
Net income available to common stockholders (GAAP)	D	$1,251	1,100	1,105	1,031	1,023
After tax merger-related and restructuring expenses (GAAP)		48	75	83	60	40
After tax change in accounting principle (GAAP)		—	—	(17)	—	—

Net income available to common stockholders, excluding merger-related and restructuring expenses	E	1,299	1,175	1,171	1,091	1,063
After tax other intangible amortization (GAAP)		69	74	79	81	88

Net income available to common stockholders, excluding after tax merger-related and restructuring expenses, and other intangible amortization (Cash basis)	F	$1,368	1,249	1,250	1,172	1,151

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	G	$32,737	32,141	31,985	32,362	32,052
Merger-related and restructuring expenses (GAAP)		20	199	138	63	18
Change in accounting principle		—	—	(14)	—	—

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and change in accounting principle	H	32,757	32,340	32,109	32,425	32,070
Average intangible assets (GAAP)	I	(12,351)	(12,380)	(12,250)	(12,250)	(12,386)

Average common stockholders’ equity (Cash basis)	J	$20,406	19,960	19,859	20,175	19,684

Return on average common stockholders’ equity
GAAP	D/G	15.37%	13.58	13.71	12.78	12.94
Excluding merger-related and restructuring expenses, and change in accounting principle	E/H	15.95	14.41	14.46	13.49	13.45
Return on average tangible common stockholders’ equity
GAAP	D/G+I	24.68	22.09	22.22	20.56	21.10
Cash basis	F/J	26.97%	24.83	24.97	23.32	23.71

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	K	$398,534	388,830	376,706	341,718	337,281
Average intangible assets (GAAP)		(12,351)	(12,380)	(12,250)	(12,250)	(12,386)

Average tangible assets (GAAP)	L	386,183	376,450	364,456	329,468	324,895

Average assets (GAAP)		398,534	388,830	376,706	341,718	337,281
Merger-related and restructuring expenses (GAAP)		20	199	138	63	18
Change in accounting principle		—	—	(14)	—	—

Average assets excluding merger-related and restructuring expenses, and change in accounting principle	M	398,554	389,029	376,830	341,781	337,299
Average intangible assets (GAAP)		(12,351)	(12,380)	(12,250)	(12,250)	(12,386)

Average tangible assets excluding merger-related and restructuring expenses, and change in accounting principle	N	$386,203	376,649	364,580	329,531	324,913

Return on average assets
GAAP	A/K	1.26%	1.12	1.16	1.21	1.23
Excluding merger-related and restructuring expenses	B/M	1.31	1.20	1.23	1.28	1.28
Return on average tangible assets
GAAP	A/L	1.30	1.16	1.20	1.26	1.28
Cash basis	C/N	1.42%	1.32	1.36	1.43	1.44

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

	*	2004	2003
(Dollars in millions, except per share data)		First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	O	$3,656	3,766	3,570	3,001	2,905
Merger-related and restructuring expenses (GAAP)		(99)	(135)	(148)	(96)	(64)

Noninterest expense, excluding merger-related and restructuring expenses	P	3,557	3,631	3,422	2,905	2,841
Other intangible amortization (GAAP)		(112)	(120)	(127)	(131)	(140)

Noninterest expense (Cash basis)	Q	$3,445	3,511	3,295	2,774	2,701

Net interest income (GAAP)		$2,861	2,877	2,653	2,540	2,537
Tax-equivalent adjustment		62	65	64	63	64

Net interest income (Tax-equivalent)		$2,923	2,942	2,717	2,603	2,601
Fee and other income (GAAP)		2,757	2,604	2,616	2,158	2,066

Total	R	$5,680	5,546	5,333	4,761	4,667

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	S	$989	957	941	472	447

Net interest income (GAAP)		$107	82	69	30	31
Tax-equivalent adjustment		—	1	—	—	—

Net interest income (Tax-equivalent)		107	83	69	30	31
Fee and other income (GAAP)		1,031	1,008	1,001	532	472

Total	T	$1,138	1,091	1,070	562	503

Overhead efficiency ratios
GAAP	O/R	64.36%	67.90	66.95	63.03	62.25
Excluding merger-related and restructuring expenses	P/R	62.61	65.45	64.18	61.02	60.87
Excluding merger-related and restructuring expenses, and brokerage	P-S/R-T	56.52	60.00	58.23	57.93	57.49
Cash basis	Q/R	60.64	63.28	61.79	58.27	57.87
Cash basis excluding brokerage	Q-S/R-T	54.06%	57.30	55.24	54.81	54.13

OPERATING LEVERAGE
Operating leverage (GAAP)		$244	18	2	(1)	293
After tax merger-related and restructuring expenses (GAAP)		(36)	(12)	52	31	(80)

Operating leverage, excluding merger-related and restructuring expenses		208	6	54	30	213
After tax other intangible amortization (GAAP)		(8)	(7)	(4)	(9)	(8)

Operating leverage (Cash basis)		$200	(1)	50	21	205

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	U	$0.40	0.35	0.35	0.29	0.26

Diluted earnings per common share (GAAP)	V	$0.94	0.83	0.83	0.77	0.76
Merger-related and restructuring expenses (GAAP)		0.04	0.05	0.06	0.04	0.03
Other intangible amortization (GAAP)		0.05	0.06	0.05	0.06	0.07
Change in accounting principle (GAAP)		—	—	(0.01)	—	—

Diluted earnings per common share (Cash basis)	W	$1.03	0.94	0.93	0.87	0.86

Dividend payout ratios (GAAP)
GAAP	U/V	42.55%	42.17	42.17	37.66	34.21
Cash basis	U/W	38.83%	37.23	37.63	33.33	30.23

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 17 and 18 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income before change in accounting principle (GAAP) by average assets (GAAP) (i.e., A/K) and annualized where appropriate.